SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                     Date of Report
                     (Date of earliest
                     event reported):       October 28, 2003


                                Banta Corporation
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             (Exact name of registrant as specified in its charter)


   Wisconsin                        1-14637                      39-0148550
---------------             ------------------------         -------------------
(State or other             (Commission File Number)            (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)


                    225 Main Street, Menasha, Wisconsin 54952
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          (Address of principal executive offices, including zip code)


                                 (920) 751-7777
                         -------------------------------
                         (Registrant's telephone number)

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Item 7.   Financial Statements and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits. The following exhibit is being furnished herewith:

          (99)  Press Release of Banta Corporation dated October 28, 2003.


Item 12.  Results of Operations and Financial Condition.
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     On October 28, 2003, Banta Corporation (the "Company") issued a press release announcing its financial results for the third quarter and nine months ended September 27, 2003. A copy of such press release is furnished as Exhibit 99 and is incorporated by reference herein.

Use of Non-GAAP Measures

     The Company reports its financial results of operations in accordance with generally accepted accounting principles ("GAAP"). The Company has also provided non-GAAP financial information to complement its consolidated financial statements presented in accordance with GAAP. The non-GAAP financial measures included in the Company's earnings release are the Company's third quarter and year-to-date net earnings before costs associated with restructuring activities (relating to realignment of the Company's consumer catalog and global supply-chain management operations) and the Company's year-to-date net earnings before costs associated with a litigation settlement for a terminated acquisition effort concluded in the second quarter of 2003. Management believes it is useful for investors to understand how its core operations performed without the effects of such charges.

     In the Company's judgment, excluding these costs allows investors to meaningfully trend, analyze and benchmark the performance of the Company's core operations. In addition, the Company believes that providing net earnings before these costs provides another useful comparison of the Company's operational performance in 2003 to the comparable periods in 2002. Many of the Company's internal performance measures exclude these costs to enable meaningful trending of core operating metrics over an extended period of time. The Company has provided within the earnings release a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

     The non-GAAP financial measures included in the Company's earnings release are intended to supplement the user's overall understanding of the Company's current financial performance and its prospects for the future. However, the non-GAAP financial measures are not intended to supercede or replace the Company's GAAP results or expectations.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BANTA CORPORATION



Date: October 28, 2003                  By: /s/ Ronald D. Kneezel
                                           -------------------------------------
                                            Ronald D. Kneezel
                                            Vice President, General Counsel and
                                            Secretary




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


                                BANTA CORPORATION
                                    FORM 8-K
                                  EXHIBIT INDEX


Exhibit
 Number                                Description
-------                                -----------


  (99)           Press Release of Banta Corporation, dated October 28, 2003.





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